Exhibit 10.7

Spouse Consent

Date: May 26, 2017

The undersigned, Xinyu Fan (ID No. 210804198009141067) hereby represents that (a) I am the legal spouse of Tang Jian ; (b) I unconditionally and irrevocably agree that Tang Jian executes the following documents (hereinafter referred to as “Transaction Documents”) on May 26, 2017, and (c) I agree to the disposal of the equity interest of Beijing OptAim Network Technology Co., Ltd. held by Tang Jian and registered in his name in accordance with the provisions of the following documents:

(1)	Second Amended and Restated Equity Pledge Contract executed by OptAim (Beijing) Information Technology Co., Ltd. (“WFOE”), domestic company, and all shareholders of this domestic company;

(2)	Second Amended and Restated Exclusive Option Agreement executed by WFOE, domestic company, and all shareholders of this domestic company; and

(3)	Power of attorney executed by Tang Jian, authorizing WFOE to exercise the rights of its domestic shareholders.

I acknowledge that I am not entitled to any right or interest with respect to the equity interest of the domestic company and I undertake that I will not assert any claim with respect to the equity interests of such domestic company. I further acknowledge that performance of the Transaction Documents and further amendments or termination of such documents by Tang Jian do not otherwise require my authorization or consent.

I undertake to execute all necessary documents and take all necessary actions to ensure proper performance of the Transaction Documents (as amended from time to time).

I agree and undertake that, if I acquire any equity interests of the domestic company for any reason, I will be bound by the Transaction Documents (as amended from time to time) and abide by the obligations under such Transaction Documents (as amended from time to time) as the shareholder of the domestic company. For this purpose, upon the request of WFOE, I will execute the written documents whose formats and contents are fundamentally similar to the Transaction Documents (as amended from time to time).

/s/ Xinyu Fan

(Signature of the Spouse)

Date: May 26, 2017